U.S. SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549

                                  Form 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        September 15, 1995

                     California Micro Devices Corporation
             (Exact name of registrant as specified in its charter)

        	California	       		       33-399-77	           		94-2672609
(State or other jurisdiction		    (Commission		        	(IRS Employer
of Incorporation)			              File Number)			       Identification No.)


                215 Topaz Street, Milpitas, CA				     95035-5430
           (Address of principal executive offices)			 (Zip Code)

       Registrant's telephone number, including area code:		(408)263-3214

                                 Not Applicable
           (Former name or former address, if changed since last report)


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Item 5.	Results of Annual Meeting of Shareholders Vote

  	On September 15, 1995, California Micro Devices Corporation (the "Company")
held its Annual Meeting of Shareholders resulting in the election of a Board of Directors, approval of Stock Option Plans, and ratification of independent auditors of the Company.


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SIGNATURES

  	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 28 , 1995       CALIFORNIA MICRO DEVICES CORPORATION

                             					By:	/S/Scott Hover-Smoot
                                						Scott Hover-Smoot
                                						Secretary

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CALIFORNIA MICRO DEVICES CORP.

                                               		NEWS RELEASE

                                          					Company: 	Jeffrey C. Kalb
                                                									President and CEO
                                                         (408)263-3214

                                            	 	Contact: 	Ira Weingarten
                                                									Equity Communications
                                                									(805) 897-1880

                                         							For Release:	Upon Receipt

     Milpitas, CA, September 15, 1995 -- California Micro Devices Corporation, (Nasdaq NMS:CAMD), headquartered here, announced results of the votes conducted at the Company's Annual Meeting of Shareholders held on September 15.

Five of the directors nominated for Board of Directors, Dr. Angel Jordan, Jeffrey Kalb, Wade Meyercord, Dr. C.K.N. Patel and Stuart Schube, were elected. David Schoon, nominatee of Chan Desaigoudar who owns 22% of outstanding shares of the Company was also elected through implementation of cumulative voting. Shareholders also approved the Company's 1995 Employee Stock Purchase Plan, 1995 Stock Option Plan and 1995 Non-Employee Director Stock Option Plan and ratified the appointment of Ernst & Young, LLP as the independent auditors of the Company.

Wade Meyercord, Chairman, stated that he was gratified by the fact that more than 99% of the shareholders were present at the meeting or represented by proxy.

At the meeting, Mr. Meyercord also announced that in the class action suits filed in San Francisco against the Company, the court recently issued an order allowing a survey of the largest shareholders of the reported case to determine if there is support for the settlement and fee proposal submitted to the court. If the survey is favorable, the court could preliminarily approve the proposal settlement and fee proposal, but there can be no assurance that the court will agree to the proposed settlement and fee proposal even if the survey is favorable.

California Micro Devices is a designer, manufacturer and marketer of integrated passive electronic components, which it calls IPEC(TM). CMD's silicon-based, thin film products are smaller, faster and integrate well into the major electronic industry trends toward smaller, portable equipment, higher frequencies and greater functionality.

                                   ###

215 TOPAZ STREET, MILPITAS, CA 95035-5430 PHONE(408)263-3214 FAX(408)263-7846

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